Exhibit 10.11

When recorded, return to:

Brian J. Iwashyna, Esquire

Troutman Sanders LLP

Post Office Box 1122

Richmond, Virginia 23218-1122

Freddie Mac Loan No. 968733875

Pines of York Apartments

ASSIGNMENT OF SECURITY INSTRUMENT

(Revision Date 11-01-2000)

FOR VALUABLE CONSIDERATION, PRUDENTIAL AFFORDABLE MORTGAGE COMPANY, a corporation, organized and existing under the laws of Delaware (the “Assignor”), having its principal office at 4350 Fairfax Drive, Suite 700, Arlington, Virginia 22203, hereby assigns, grants, sells and transfers to the FEDERAL HOME LOAN MORTGAGE CORPORATION, a corporation organized and existing under the laws of the United States (the “Assignee”), having its principal place of business at 8200 Jones Branch Drive, McLean, Virginia 22102, and the Assignee’s successors, transferees and assigns forever, all of the right, title and interest of the Assignor in and to the Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of November 15, 2011 entered into by FP-1, LLC, a Virginia limited liability company (the “Borrower”) for the benefit of the Assignor, securing an indebtedness of the Borrower to the Assignor in the principal amount of $15,771,000.00, and recorded in the land records of the County of York, Virginia immediately prior to this Assignment (the “Instrument”), which indebtedness is secured by the property described in Exhibit A, attached to this Assignment and incorporated into it by this reference.

Together with the note or other obligation described in the Instrument and all obligations secured by the Instrument now or in the future.

IN WITNESS WHEREOF, the Assignor has executed this Assignment as of the 15th day of November, 2011.

ASSIGNOR:

PRUDENTIAL AFFORDABLE MORTGAGE COMPANY, a Delaware corporation

By:	/s/ Mia T. Bergen	(SEAL)
Mia T. Bergen
Vice President

STATE OF VIRGINIA

COUNTY OF FAIRFAX, to-wit:

The foregoing instrument was acknowledged before me in the above-stated jurisdiction this 24 day of October, 2011 by Mia T. Bergen who is Vice President of Prudential Affordable Mortgage Company, a Delaware corporation, for and on behalf of the corporation.

/s/ Dawn R. Hunt
Notary Public

My commission expires: July 31, 2015

Notarial Registration No. 7118943

EXHIBIT A

Legal Description